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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1993 Nonqualified Stock Option Plan of our report dated October 5, 1995, with respect to the consolidated financial statements and schedule of Norwood Promotional Products, Inc. included in its Annual Report (Form 10-K) for the year ended September 2, 1995, filed with the Securities and Exchange Commission.


                                                 /s/ ERNST & YOUNG LLP
                                                 ---------------------------
                                                 Ernst & Young LLP

San Antonio, Texas
July 2, 1996